===================
                                 $500.0 Million
                                       CIT
                          Home Equity Loan Trust 1997-1
                                 Home Equity ABS
                               ===================
                             Computational Materials


--------------------------------------------------------------------------------
     INVESTORS MUST READ THIS PAGE BEFORE PROCEEDING TO THE TEXT. This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The CIT Group/Consumer Finance Inc. with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request.

     These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.

     To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES
AUTHORITY.
--------------------------------------------------------------------------------

                        CIT HOME EQUITY LOAN TRUST 1997-1
================================================================================
                             Computational Materials

Transaction Highlights

                                                                                       Payment
                                 Approximate         Expected    Average Life to      Windows to
               Class             Class Size          Ratings       10% Call (2)       10% Call(2)             Day          Price
Class(1)        Type            ($ millions)       (Moody's/S&P)    (years)            (months)              Count          Talk
==================================================================================================================================
   A-1    Fixed Sequential          90.0            Aaa/AAA          0.57         8/97 - 8/98 / 13 mos.      30/360          +[ ]
   A-2    Fixed Sequential          36.0            Aaa/AAA          1.33         8/98 - 2/99 / 7 mos.       30/360          +[ ]
   A-3    Fixed Sequential          61.0            Aaa/AAA          2.02         2/99 - 1/00 / 12 mos.      30/360          +[ ]
   A-4    Fixed Sequential          40.0            Aaa/AAA          2.98         1/00 - 4/01 / 16 mos.      30/360          +[ ]
   A-5    Fixed Sequential          15.0            Aaa/AAA          4.17         4/01 - 3/02 / 12 mos.      30/360          +[ ]
   A-6    Fixed Sequential          15.0            Aaa/AAA          5.20         3/02 - 6/03 / 16 mos.      30/360          +[ ]
   A-7    Fixed Sequential          33.0            Aaa/AAA          8.19         6/03 - 6/06 / 37 mos.      30/360          +[ ]
   A-8     Fixed Lockout            30.0            Aaa/AAA          6.66         9/00 - 6/06 / 70 mos.      30/360          +[ ]
   A-9       Floater(3)             90.0            Aaa/AAA          3.03        8/97 - 6/06 / 107 mos.    Actual/360        +[ ]
   M-1   Fixed Subordinate          30.0            Aa2/AA           5.94         8/00 - 6/06 / 71 mos.      30/360          +[ ]
   M-2   Fixed Subordinate          32.5             A2/A-           5.93         8/00 - 6/06 / 71 mos.      30/360          +[ ]
   B-1   Fixed Subordinate          22.5           Baa2/BBB-         5.93         8/00 - 6/06 / 71 mos.      30/360          +[ ]
                                                 ---------------------------------------------------------------------------------
   B-2   Fixed Subordinate          5.0                           Offered privately by Morgan Stanley.
----------------------------------------------------------------------------------------------------------------------------------
  Total                             $500              --              --                   --                  --             --
----------------------------------------------------------------------------------------------------------------------------------

(1) All certificates are backed by a fixed- and adjustable-rate pool of home equity loans.
(2)  See "Pricing Prepayment Speed" below.
(3)  Class A-9 certificates have a straight 20% life cap.

Seller and Master Servicer:        The CIT Group/Consumer Finance, Inc.

Trustee:                           The Bank of New York.

Collateral:                        Fixed and  floating  rate  conventional  home
                                   equity loans secured by first and subordinate lien mortgages. See "Collateral Description" on page 6.

Pricing Prepayment Speed:
    Fixed Rate Certificates:       All   classes  are  priced  at  100%  of  the
                                   prepayment   assumption  ("PPC").   100%  PPC
                                   describes prepayments starting at 4.0% CPR in
                                   month 1, increasing by  approximately  1.455%
                                   CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter.

    Adjustable Rate Certificate:   Constant 25% CPR.

Expected Pricing Date:             July 16, 1997.

Expected Settlement Date:          July 23, 1997,  through DTC,  Euroclear,  and
                                   CEDEL.

Distribution Dates:                The 15th of each month,  beginning August 15,
                                   1997.

Optional Call:                     10%   Clean-up   call   (10%  of   collateral
                                   balance),  followed by 5%  mandatory  Auction
                                   Sale if Clean-up call not exercised at 10%.

Trust Tax Status:                  REMIC Trust.

ERISA Eligibility:                 The Class A certificates are ERISA eligible.

SMMEA Eligibility:                 The certificates will not be SMMEA eligible.

-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The CIT Group/Consumer Finance Inc. with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                        CIT HOME EQUITY LOAN TRUST 1997-1
================================================================================
                             Computational Materials

Credit Structure

o Interest Collections will by distributed in the following priority (note that the Class B-2 certificates are not being offered hereby):

    1. Senior bonds (Class A-1 through A-9) current interest plus unpaid interest shortfalls
    2.  M-1 current interest
    3.  M-2 current interest
    4.  B-1 current interest
    5.  B-2 current interest
    6.  Master servicing fee
    7.  Excess interest used to build overcollateralization to the target level
    8. Unpaid interest and principal shortfalls on mezzanine and subordinate bonds
    9.  Unreimbursed servicer advances
   10.  Remaining interest paid to holders of the Class R certificates


o Principal Collections before the step-down date or during a trigger event will be allocated as follows:

    -- Principal received from the ARM portfolio will be distributed in the following priority:

    1.  Class A-9 principal
    2.  Class A-8 lockout principal amount*
    3. Class A certificates (other than Class A-8 and A-9 certificates) in sequential order
    4.  Class A-8, if necessary

    *   The Class A-8 is paid principal according to the following Lockout
        Percentage:

             August 1997 - July 2000        0%
             August 2000 - July 2002       45%
             August 2002 - July 2003       80%
             August 2003 - July 2004      100%
             August 4004 and thereafter   300%

    -- Principal received from the fixed portfolio will be distributed in the following priority:

    1. Class A-8 lockout principal amount, to the extent not previously distributed
    2. Class A certificates (other than Class A-8 and A-9 certificates) in sequential order
    3.  Class A-8, if necessary
    4.  Class A-9

-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The CIT Group/Consumer Finance Inc. with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                        CIT HOME EQUITY LOAN TRUST 1997-1
================================================================================
                             Computational Materials

Credit Structure (cont'd)

o Principal Collections after the step-down date if no trigger event is in effect will be allocated as follows:

    1. Class A-1 through A-9 will receive principal from ARM and fixed portfolios as described above
    2.  Class M-1 principal
    3.  Class M-2 principal
    4.  Class B-1 principal
    5.  Class B-2 principal
    6.  Excess principal paid to Class R to reduce overcollateralization

o   Step-Down Date.

    --  The step-down  date is the earlier to occur of (i) the later to occur of
        (x) the distribution date in August 2000 and (y) the first distribution date on which the sum of the percentage of subordinate classes and overcollateralization (the "Senior Enhancement Percentage") is greater than or equal to 40.7% (the "Senior Specified Enhancement Percentage") and (ii) the distribution date on which the Class A certificates has been reduced to zero.

o   Loan Trigger Events.

    -- A trigger event will occur if the percentage of 60-day or more delinquent loans equals or exceeds 48% of the Senior Enhancement Percentage in which case no step-down will occur.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The CIT Group/Consumer Finance Inc. with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                        CIT HOME EQUITY LOAN TRUST 1997-1
================================================================================
                             Computational Materials


Credit Enhancement for the Certificates

o   Class A1-A9 Credit Enhancement:

    1.  Excess cash
    2. Overcollateralization initially building up to 2.35% of the original loan amount
    3. Subordination of Class M-1, M-2, B-1 and B-2 certificates, totaling 18.0% of the original loan amount


o Class M-1, M-2, and B-1 Credit Enhancement (note that the Class B-2 certificates are not being offered hereby):

    1.  Excess cash
    2. Class M-1 is further enhanced by 12.0% in subordinate certificates and O/C building up to 2.35%
    3. Class M-2 is further enhanced by 5.5% in subordinate certificates and O/C building up to 2.35%
    4. Class B-1 is enhanced by 1.0% in subordinate certificates and O/C building up to 2.35%

Overcollateralization

    1. Before the step-down date, overcollateralization initially builds to 2.35% of the original loan amount for both loan groups (subject to performance triggers)

    2.  On and after the step-down date to 4.70% of the outstanding loan balance

    3. Step-down overcollateralization amount subject to a floor of 0.50% of the original loan amount for both loan groups (subject to performance triggers)

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The CIT Group/Consumer Finance Inc. with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                        CIT HOME EQUITY LOAN TRUST 1997-1
================================================================================
                             Computational Materials

CIT 1997-1 Collateral Description

The collateral pool will consist of a combination of first and junior lien home equity loans. These loans are predominantly used by borrowers to consolidate debt, to refinance an existing mortgage loan on more favorable terms, or to obtain cash proceeds by borrowing against the homeowner's equity in the related mortgage property. Approximately 55% of the home equity loans have prepayment penalties in force to the maximum allowable on a state-by-state basis.


                                        Fixed Rate Portfolio                    ARM Portfolio
                                        --------------------                    -------------
Total Outstanding Balance:              $410,062,866.73                         $90,055,693.10

Number of Loans:                        8,514                                   1,041

Average Remaining Balance:              $48,163 (range:  $4,293 - $420,228)     $86,461 (range:  $10,225 - $588,511)

Loan Type:                              o 100% Fixed-rate                       o 38.82% 2/28 ARMs
                                                                                o 28.29% 6-month LIBOR ARMs
                                                                                o 25.26% 1 year CMT ARMs
                                                                                o 3.94% 3/1 year CMT ARMs
                                                                                o 3.69% Other

Amortization Method:                    o 12.86% Balloon                        o 100% Level pay
                                        o 87.14% Level pay

WA Gross Coupon:                        10.94% (range:  7.64% - 19.70%)         9.43% (range:  6.91% - 14.90%)

WA Gross Margin / WA Life Cap:          N/A                                     5.66% / 15.49%

WA Periodic Interest Rate Caps:         N/A                                     1.44%

WA Months to Roll:                      N/A                                     13 months

Original Weighted Average Term:         240 months                              347 months

Remaining Weighted Average Term:        236 months                              344 months

Seasoning:                              4 months                                3 months

Lien Position:                          o 70.38% 1sts                           o 96.33% 1sts
                                        o 29.62% 2nds                           o 3.67% 2nds

WA CLTV Ratio:                          78.09% (100.05% max.)                   78.99% (100.00% max.)

Documentation:                          o 92.25% Full                           o 91.58% Full
                                        o 7.75% Other                           o 8.42% Other

Property Type:                          o 93.77% Single family                  o 95.68% Single family
                                        o 3.05% 2-4 family                      o 1.91% Condo
                                        o 1.86% Townhouses                      o 1.39% 2-4 family
                                        o 1.32% Condo                           o 1.02% Townhouses

Owner Occupancy:                        o 97.03% Owner occupied                 o 98.64% Owner occupied
                                        o 2.97% Non-owner occupied              o 1.36% Non-owner occupied

Loan Purpose:                           o 95.56% Refinance and/or Cashout       o 82.75% Refinance and/or Cashout
                                        o 4.44% Purchase                        o 17.25% Purchase

Geographic Distribution > 5%:           CA (9.96%), OH (9.56%), PA (6.22%),     OH (17.93%), MI (10.07%), CA (9.57%),
                                        IN (5.90%), FL (5.88%), NY (5.09%)      WA (8.12%), CO (6.36%), OR (5.47%)

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The CIT Group/Consumer Finance Inc. with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                        CIT HOME EQUITY LOAN TRUST 1997-1
================================================================================
                             Computational Materials

Average Life Sensitivity Tables

                 Fixed Rate Classes: Priced to 10% Optional Call

                             ----------------------------------------------------------------------------
Prepayment Speed                 PPC        PPC        PPC      PPC(1)       PPC        PPC        PPC
                                  0%        50%        85%       100%        125%      150%        200%
                             ----------------------------------------------------------------------------
Class A-1 @ Price 100/00
Average Life                      3.93       0.93       0.64       0.57       0.49       0.43       0.35
First Prin                     8/15/97    8/15/97    8/15/97    8/15/97    8/15/97    8/15/97    8/15/97
Last Prin                      7/15/05    6/15/99   10/15/98    8/15/98    6/15/98    5/15/98    3/15/98
Payment Window                      96         23         15         13         11         10          8
Mod Duration                      3.28       0.87       0.61       0.54       0.46       0.41       0.34
Class A-2 @ Price 100/00
Average Life                      9.35       2.36       1.52       1.33       1.09       0.93       0.73
First Prin                     7/15/05    6/15/99   10/15/98    8/15/98    6/15/98    5/15/98    3/15/98
Last Prin                      3/15/08    5/15/00    5/15/99    2/15/99   11/15/98    8/15/98    5/15/98
Payment Window                      33         12          8          7          6          4          3
Mod Duration                      6.92       2.14       1.41       1.24       1.03       0.88       0.69
Class A-3 @ Price 100/00
Average Life                      2.71       3.73       2.34       2.02       1.65       1.39       1.05
First Prin                     3/15/08    5/15/00    5/15/99    2/15/99   11/15/98    8/15/98    5/15/98
Last Prin                      3/15/12    4/15/02    6/15/00    1/15/00    8/15/99    4/15/99   11/15/98
Payment Window                      49         24         14         12         10          9          7
Mod Duration                      8.51       3.22       2.12       1.85       1.52       1.29       0.99
Class A-4 @ Price 100/00
Average Life                     15.15       6.45       3.59       2.98       2.33       1.95       1.46
First Prin                     3/15/12    4/15/02    6/15/00    1/15/00    8/15/99    4/15/99   11/15/98
Last Prin                      3/15/15    6/15/06    2/15/02    4/15/01    3/15/00   10/15/99    3/15/99
Payment Window                      37         51         21         16          8          7          5
Mod Duration                      9.42       5.11       3.11       2.63        2.1       1.78       1.35
Class A-5 @ Price 100/00
Average Life                     19.18       9.94       5.13       4.17       2.77       2.31       1.71
First Prin                     3/15/15    6/15/06    2/15/02    4/15/01    3/15/00   10/15/99    3/15/99
Last Prin                      7/15/18    7/15/08    4/15/03    3/15/02    6/15/00   12/15/99    5/15/99
Payment Window                      41         26         15         12          4          3         3
Mod Duration                     10.48       7.04       4.21       3.53       2.46       2.08      1.57
                             ----------------------------------------------------------------------------

Note: (1) Prepayment scenarios are quoted as a percentage of the prepayment assumption "PPC" (a 100% PPC prepayment assumption has prepayments starting at 4.0% CPR in month 1, increasing by approximately 1.455% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter), with regard to the fixed rate group. The fixed rate group assumes 100% PPC.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The CIT Group/Consumer Finance Inc. with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                        CIT HOME EQUITY LOAN TRUST 1997-1
================================================================================
                             Computational Materials

            Fixed Rate Classes: Priced to 10% Optional Call (cont'd)

                            -------------------------------------------------------------------------------
Prepayment Speed              PPC          PPC         PPC       PPC(1)      PPC        PPC          PPC
                               0%          50%         85%       100%        125%       150%         200%
                            -------------------------------------------------------------------------------
Class A-6 @ Price 100/00
Average Life                   22.86        12.09       6.62        5.2       3.52        2.54        1.87
First Prin                   7/15/18      7/15/08    4/15/03    3/15/02    6/15/00    12/15/99     5/15/99
Last Prin                    2/15/22     10/15/10    9/15/05    6/15/03   10/15/01     3/15/00     7/15/99
Payment Window                    44           28         30         16         17           4           3
Mod Duration                   11.25         7.99       5.16       4.24       3.03        2.26         1.7
Class A-7 @ Price 100/00
Average Life                   25.11        13.78       9.81       8.19       5.93        3.63        2.16
First Prin                   2/15/22     10/15/10    9/15/05    6/15/03   10/15/01     3/15/00     7/15/99
Last Prin                    9/15/22      5/15/11    8/15/07    6/15/06    1/15/05     1/15/04    12/15/99
Payment Window                     8            8         24         37         40          47           6
Mod Duration                   11.42         8.54       6.86       6.01       4.66        3.07        1.94
Class A-8 @ Price 100/00
Average Life                    9.74         7.67       6.87       6.66       6.34        5.97        2.62
First Prin                   8/15/00      8/15/00    8/15/00    9/15/00    3/15/01    11/15/01    12/15/99
Last Prin                    9/15/22      5/15/11    8/15/07    6/15/06    1/15/05     1/15/04     6/15/00
Payment Window                   266          130         85         70         47          27           7
Mod Duration                     6.8         5.69       5.26       5.15       4.97        4.76        2.32
Class M-1 @ Price 100/00
Average Life                   18.07         9.47       6.71       5.94       5.13        4.78        5.06
First Prin                   7/15/09      4/15/02   11/15/00    8/15/00   12/15/00     3/15/01     1/15/02
Last Prin                    9/15/22      5/15/11    8/15/07    6/15/06    1/15/05     1/15/04     9/15/02
Payment Window                   159          110         82         71         50          35           9
Mod Duration                    9.74         6.54       5.07       4.61       4.12        3.91        4.13
Class M-2 @ Price 100/00
Average Life                   18.07         9.47       6.71       5.93       5.07        4.56        4.26
First Prin                   7/15/09      4/15/02   11/15/00    8/15/00    9/15/00    10/15/00     1/15/01
Last Prin                    9/15/22      5/15/11    8/15/07    6/15/06    1/15/05     1/15/04     9/15/02
Payment Window                   159          110         82         71         53          40          21
Mod Duration                    9.59         6.48       5.03       4.58       4.05        3.73        3.54
Class B-1 @ Price 100/00
Average Life                   18.07         9.47       6.71       5.93       5.04        4.47        3.89
First Prin                   7/15/09      4/15/02   11/15/00    8/15/00    8/15/00     8/15/00     9/15/00
Last Prin                    9/15/22      5/15/11    8/15/07    6/15/06    1/15/05     1/15/04     9/15/02
Payment Window                   159          110         82         71         54          42          25
Mod Duration                    9.37         6.38       4.98       4.53       3.99        3.63        3.24

                            --------------------------------------------------------------------------------

Note: (1) prepayment scenarios are quoted as a percentage of the prepayment assumption "PPC" (a 100% PPC prepayment assumption has prepayments starting at 4.0% CPR in month 1, increasing by approximately 1.455% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter), with regard to the fixed rate group. The fixed rate group assumes 100% PPC.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The CIT Group/Consumer Finance Inc. with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                        CIT HOME EQUITY LOAN TRUST 1997-1
================================================================================
                             Computational Materials

Average Life Sensitivity Tables (cont'd)

                Floating Rate Class: Priced to 10% Optional Call

                                                           CPR (%)
                            ----------------------------------------------------------------------
                                0%       15%        20%    25%(1)      30%      40%       50%
                            ----------------------------------------------------------------------
Class A-9 @ Price 100/00
Average Life                  15.29       4.69       3.71     3.03     2.51       1.78      1.31
First Prin                  8/15/97    8/15/97    8/15/97  8/15/97  8/15/97    8/15/97   8/15/97
Last Prin                   8/15/19    6/15/07   10/15/06  6/15/06  4/15/06    7/15/05   4/15/03
Payment Window                  265        119        111      107      105         96        69
Mod Duration                   9.38       3.77       3.08     2.57     2.18       1.60      1.21

                            ----------------------------------------------------------------------

Note: (1)  Class A-9 assumes a constant prepayment speed of 25% CPR.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The CIT Group/Consumer Finance Inc. with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                        CIT HOME EQUITY LOAN TRUST 1997-1
================================================================================
                             Computational Materials

              Fixed Rate Classes: Priced Assuming No Optional Call

                                    -----------------------------------------------------------------------------------------
Prepayment Speed                       PPC          PPC          PPC         PPC(1)        PPC          PPC          PPC
                                        0%          50%          85%         100%          125%         150%        200%
                                    -----------------------------------------------------------------------------------------
Class A-1 @ Price 100/00
Average Life                            3.93         0.93         0.64         0.57         0.49         0.43        0.35
First Prin                           8/15/97      8/15/97      8/15/97      8/15/97      8/15/97      8/15/97     8/15/97
Last Prin                            7/15/05      6/15/99     10/15/98      8/15/98      6/15/98      5/15/98     3/15/98
Payment Window                            96           23           15           13           11           10           8
Mod Duration                            3.28         0.87         0.61         0.54         0.46         0.41        0.34
Class A-2 @ Price 100/00
Average Life                            9.35         2.36         1.52         1.33         1.09         0.93        0.73
First Prin                           7/15/05      6/15/99     10/15/98      8/15/98      6/15/98      5/15/98     3/15/98
Last Prin                            3/15/08      5/15/00      5/15/99      2/15/99     11/15/98      8/15/98     5/15/98
Payment Window                            33           12            8            7            6            4           3
Mod Duration                            6.92         2.14         1.41         1.24         1.03         0.88        0.69
Class A-3 @ Price 100/00
Average Life                           12.71         3.73         2.34         2.02         1.65         1.39        1.05
First Prin                           3/15/08      5/15/00      5/15/99      2/15/99     11/15/98      8/15/98     5/15/98
Last Prin                            3/15/12      4/15/02      6/15/00      1/15/00      8/15/99      4/15/99    11/15/98
Payment Window                            49           24           14           12           10            9           7
Mod Duration                            8.51         3.22         2.12         1.85         1.52         1.29        0.99
Class A-4 @ Price 100/00
Average Life                           15.15         6.45         3.59         2.98         2.33         1.95        1.46
First Prin                           3/15/12      4/15/02      6/15/00      1/15/00      8/15/99      4/15/99    11/15/98
Last Prin                            3/15/15      6/15/06      2/15/02      4/15/01      3/15/00     10/15/99     3/15/99
Payment Window                            37           51           21           16            8            7           5
Mod Duration                            9.42         5.11         3.11         2.63         2.10         1.78        1.35
Class A-5 @ Price 100/00
Average Life                           19.18         9.94         5.13         4.17         2.77         2.31        1.71
First Prin                           3/15/15      6/15/06      2/15/02      4/15/01      3/15/00     10/15/99     3/15/99
Last Prin                            7/15/18      7/15/08      4/15/03      3/15/02      6/15/00     12/15/99     5/15/99
Payment Window                            41           26           15           12            4            3           3
Mod Duration                           10.48         7.04         4.21         3.53         2.46         2.08        1.57
                                    -----------------------------------------------------------------------------------------

Note: (1) Prepayment scenarios are quoted as a percentage of the prepayment assumption "PPC" (a 100% PPC prepayment assumption has prepayments starting at 4.0% CPR in month 1, increasing by approximately 1.455% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter), with regard to the fixed rate group. The fixed rate group assumes 100% PPC.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The CIT Group/Consumer Finance Inc. with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                        CIT HOME EQUITY LOAN TRUST 1997-1
================================================================================
                             Computational Materials

          Fixed Rate Classes: Priced Assuming No Optional Call (cont'd)

                                -----------------------------------------------------------------------------------------
Prepayment Speed                   PPC          PPC          PPC         PPC(1)        PPC          PPC          PPC
                                    0%          50%          85%         100%          125%         150%        200%
                                -----------------------------------------------------------------------------------------
Class A-6 @ Price 100/00
Average Life                      22.86        12.09         6.62        5.20         3.52          2.54         1.87
First Prin                      7/15/18      7/15/08      4/15/03     3/15/02      6/15/00      12/15/99      5/15/99
Last Prin                       2/15/22     10/15/10      9/15/05     6/15/03     10/15/01       3/15/00      7/15/99
Payment Window                       44           28           30          16           17             4            3
Mod Duration                      11.25         7.99         5.16        4.24         3.03          2.26         1.70
Class A-7 @ Price 100/00
Average Life                      27.22        16.88        12.30       10.32         7.23          3.80         2.16
First Prin                      2/15/22     10/15/10      9/15/05     6/15/03     10/15/01       3/15/00      7/15/99
Last Prin                      11/15/26     11/15/23      4/15/07     4/15/15      3/15/12       6/15/10     12/15/99
Payment Window                       58          158          140         143          126           124            6
Mod Duration                      11.73         9.45         7.86        6.94         5.29          3.16         1.94
Class A-8 @ Price 100/00
Average Life                       9.75         7.68         6.96        6.79         6.70          6.91         2.62
First Prin                      8/15/00      8/15/00      8/15/00     9/15/00      3/15/01      11/15/01     12/15/99
Last Prin                       9/15/26      8/15/23      2/15/17     2/15/15      3/15/12       4/15/10      6/15/00
Payment Window                      314          277          199         174          133           102            7
Mod Duration                       6.80         5.69         5.30        5.21         5.17          5.29         2.33
Class M-1 @ Price 100/00
Average Life                      18.53        10.11         7.27        6.49         5.64          5.24         7.00
First Prin                      7/15/09      4/15/02     11/15/00     8/15/00     12/15/00       3/15/01      1/15/02
Last Prin                       8/15/26      8/15/20      1/15/14     3/15/12      2/15/11       8/15/09      3/15/10
Payment Window                      206          221          159         140          123           102           99
Mod Duration                       9.81         6.73         5.31        4.86         4.38          4.16         5.27
Class M-2 @ Price 100/00
Average Life                      18.52        10.02         7.23        6.46         5.53          4.98         4.61
First Prin                      7/15/09      4/15/02     11/15/00     8/15/00      9/15/00      10/15/00      1/15/01
Last Prin                       6/15/26     11/15/18      8/15/12     2/15/12      2/15/10       9/15/08     11/15/06
Payment Window                      204          200          142         139          114            96           71
Mod Duration                       9.65         6.64         5.25        4.81         4.28          3.95         3.76
Class B-1 @ Price 100/00
Average Life                      18.44         9.77         7.10        6.30         5.36          4.76         4.12
First Prin                      7/15/09      4/15/02     11/15/00     8/15/00      8/15/00       8/15/00      9/15/00
Last Prin                      11/15/25      8/15/15      9/15/11     5/15/10      6/15/08       2/15/07      5/15/05
Payment Window                      197          161          131         118           95            79           57
Mod Duration                       9.42         6.48         5.14        4.70         4.15          3.79         3.39
                                -----------------------------------------------------------------------------------------

Note: (1) prepayment scenarios are quoted as a percentage of the prepayment assumption "PPC" (a 100% PPC prepayment assumption has prepayments starting at 4.0% CPR in month 1, increasing by approximately 1.455% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter), with regard to the fixed rate group. The fixed rate group assumes 100% PPC.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The CIT Group/Consumer Finance Inc. with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                        CIT HOME EQUITY LOAN TRUST 1997-1
================================================================================
                             Computational Materials

Average Life Sensitivity Tables (cont'd)

              Floating Rate Class: Priced Assuming No Optional Call

                                                                       CPR (%)
                                 ---------------------------------------------------------------------------------
                                    0%         15%         20%         25%(1)       30%         40%        50%
                                 ---------------------------------------------------------------------------------
Class A-9 @ Price 100/00
Average Life                       15.81         5.51        4.11        3.18        2.55       1.78       1.31
First Prin                       8/15/97      8/15/97     8/15/97     8/15/97     8/15/97    8/15/97    8/15/97
Last Prin                        5/15/23      9/15/18     4/15/16     7/15/13     9/15/09    7/15/05    4/15/03
Payment Window                       310          254         225         192         146         96         69
Mod Duration                        9.51         4.14        3.27        2.65        2.20       1.60       1.21
                                 ---------------------------------------------------------------------------------

Note: (1)  Class A-9 assumes a constant prepayment speed of 25% CPR.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The CIT Group/Consumer Finance Inc. with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.